Exhibit 10.2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Amended and Restated RAFT Non-Exclusive Licence Agreement

Commonwealth Scientific

and Industrial Research

Organisation

(CSIRO)

and

PhaseRx, Inc.

(PhaseRx)

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

CONTENTS

1	Definitions and interpretation		1
	1.1	Definitions	1
	1.2	Interpretation	5

2	Term		6
	2.1	Term of Agreement	6
	2.2	Patents and patent applications separately licensed	6

3	Licence grant		6
	3.1	Grant of licence	6
	3.2	Sublicensing rights to manufacture	6
	3.3	Sublicensing rights to make and sell Licensed Products	7
	3.4	Sale of Licensed Products	8

4	PhaseRx obligations		8
	4.1	Responsibilities and acknowledgements	8
	4.2	Performance	9
	4.3	RAFT Improvements	9
	4.4	Annual progress reporting	9

5	Royalties and payments		9
	5.1	Royalties and payments	9
	5.2	Royalty offset	10
	5.3	Royalty term	11
	5.4	Payment terms	11
	5.5	No Deduction	11
	5.6	GST	11

6	Records and audit		12
	6.1	Record keeping and audit rights	12
	6.2	Discrepancy	12

7	Patent abandonment and lapsing		12

8	Infringement		12
	8.1	Notice of Infringement	12
	8.2	Conferral and action	13

9	Confidentiality and use of name		13
	9.1	Permitted use and disclosure	13
	9.2	A party's Own Confidential Information.	13
	9.3	Onus	14
	9.4	Employees	14
	9.5	Security	14
	9.6	Disclosure to DuPont	14
	9.7	Use of name	14
	9.8	Publicity	15

Confidential	Page i

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

10	Liability		15
	10.1	Risks	15
	10.2	Mutual warranties	15
	10.3	CSIRO warranties and excluded warranties	15
	10.4	Indemnities	16

11	Insurance		17
	11.1	Required insurance	17
	11.2	Insurance details	17

12	Dispute resolution		17
	12.1	Application of this provision	17
	12.2	Notice of Dispute	17
	12.3	Elevation of Dispute	18
	12.4	Referral to the ACDC for arbitration	18
	12.5	Interlocutory relief	18
	12.6	Confidentiality	18

13	Termination		18
	13.1	Termination by CSIRO	18
	13.2	Termination by PhaseRx	18
	13.3	Consequences of termination	19
	13.4	Survival	19
	13.5	Other events	20

14	Notices		20

15	General		21
	15.1	Relationship	21
	15.2	Assignment	21
	15.3	Entire agreement	21
	15.4	Further assurance	22
	15.5	Amendment	22
	15.6	No waiver	22
	15.7	Remedies cumulative	22
	15.8	Severance	22
	15.9	Governing law	22
	15.10	Counterparts	22

Schedule 1 – Licensed Patents			24

Schedule 2 – Media Release			26

Confidential	Page ii

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Date

Parties	1.	Commonwealth Scientific and Industrial Research Organisation (ABN 41 687 119 230) of Ian Wark Laboratory, Bayview Avenue, Clayton, Victoria 3168, Australia (CSIRO); and

	2.	PhaseRx, Inc., a Delaware corporation, of 454 N34th Street, Seattle, Washington 98103, United States of America (PhaseRx)

Recitals	A.	PhaseRx and CSIRO are parties to the RAFT Non-Exclusive Licence Agreement having an effective date of October 26, 2009, whereby CSIRO granted to PhaseRx a licence to make and distribute Licensed Products on the terms set forth therein.

	B.	PhaseRx and CSIRO mutually agree to amend and restate the RAFT Non-Exclusive Licence Agreement in its entirety, as set forth herein.

IT IS AGREED as follows.

1	Definitions and interpretation

1.1	Definitions

The following definitions apply unless the context requires otherwise.

Affiliate means any company, partnership, joint venture or other entity which directly or indirectly controls, is controlled by or is under common control, with a party. For the purpose of this definition, “control” shall mean the possession of at least fifty percent (50%) of the voting stock or the power to control the management and policies of the controlled entity, whether through ownership of voting securities, by contract, or otherwise.

Agreement means this agreement, its schedules and any amendment to it made in accordance with clause 15.4.

Business Day means a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria, Australia.

Claims or Allegations has the meaning given to it in clause 8.1.

Commencement Date means the date of execution of this Agreement.

Confidential Information means:

(a)	any information relating to this Agreement in any form or media that is by its nature confidential and identified by a party in writing as confidential; and

(b)	which is disclosed by the Discloser to the Recipient, whether before or after the Commencement Date; and

Confidential	Page 1

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	without limiting (a) and (b), includes unpublished information relating to the Licensed Patents;

(d)	all copies and notes of the information in (a) to (c);

(e)	but does not include information which:

(i)	prior to disclosure is in the public domain or subsequent to disclosure to the Recipient becomes part of the public domain other than as a result of the Recipient’s breach of this Agreement or other obligation owed to the Discloser;

(ii)	is received by the Recipient from a third party without any obligation to hold in confidence and which has not been obtained by that third party directly or indirectly from the Recipient; or

(iii)	is independently developed by an employee or officer of the Recipient while having no knowledge of the Discloser’s Confidential Information.

For clarity, CSIRO Confidential Information means Confidential Information owned or controlled by CSIRO, and PhaseRx Confidential Information means Confidential Information owned or controlled by PhaseRx.

Discloser means the party disclosing Confidential Information to the other party.

Due Cause in relation to a party means:

(a)	the party takes any corporate action or steps are taken or legal proceedings are started for:

(i)	its winding up, dissolution, liquidation or re-organisation, other than to reconstruct or amalgamate while solvent on terms approved by the other party (which approval will not be unreasonably withheld); or

(ii)	the appointment of a controller, receiver, administrator, official manager, trustee or similar officer of it or of any of its revenues and assets; or

(b)	if the party commits a material breach of its obligations under this Agreement, which is not remedied within 90 days of notice from the other party specifying the material breach and requiring it to be remedied, or if the party commits a material breach of its obligations under this Agreement which is not capable of remedy, provided however, in the event of a good faith dispute with respect to the existence of a material breach, the 90 day cure period shall be tolled, or in the case of a material breach which the non-breaching party claims can not be remedied the Agreement shall remain in full force and effect, until such time as the dispute is resolved pursuant to clause 12.

Independent Expert means an independent expert agreed by the parties or, if the parties are unable to agree, an independent expert nominated by the then President of the Licensing Executives Society International and appointed by, and at the equal cost of, the parties.

Intellectual Property includes all copyright and industrial and intellectual property rights of whatever nature throughout the world, including without limitation all rights in relation to know-how, inventions, plant varieties, registered and unregistered trade marks (including service marks), registered designs, confidential information and circuit layouts, and all other rights resulting from intellectual activity in the industrial, scientific, literary and artistic fields.

Confidential	Page 2

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Law means:

(a)	Federal, State, Territory or local government legislation, including regulations, by-laws, declarations, ministerial directions and other subordinate legislation;

(b)	common law;

(c)	government agency requirement or authorisation (including conditions in respect of any authorisation), and including in the case of CSIRO, a request by its responsible Minister or in response to a request by a House of Parliament or a Committee of Parliament; or

(d)	mandatory code of conduct, writ, order, injunction, or judgment.

Licensed Field means membrane destabilizing polymers that are used for the delivery of nucleic acids, proteins, peptides and/or other molecules in the diagnosis, prophylaxis or treatment of human disease.

Licensed Patents mean all patents and patent applications listed in Schedule 1. Licensed Patents also include any further patent issued during the term of this Agreement by the United States Patent and Trademark Office or any like foreign body with respect to a patent application that is part of Licensed Patents, as well as any reissues, reexaminations, continuations, continuations-in-part, divisionals, substitutions and extensions of Licensed Patents.

Licensed Polymers mean polymers made using RAFT Agents (whether alone or mixed with other materials).

Licensed Products mean products or compounds that utilise or contain or are made from or made using Licensed Polymers, or which otherwise exploit any or all of the Licensed Patents.

Loss has the meaning given to it in clause 10.4.

Net Sales Revenue means the gross sales price paid to PhaseRx or any of its Affiliates or Sublicensees in respect of the sale of any and all Licensed Products (including the proceeds or benefits of any legal or dispute resolution proceedings relating to amounts on which a royalty under this Agreement would have been payable), less the following amounts actually paid or credited by PhaseRx or its Affiliates or Sublicensees in respect of those Licensed Products:

(a)	normal and customary trade discounts (including volume discounts), credits, chargebacks, rebates and allowances, as well as administrative, management and other fees, commissions, reimbursements and similar payments to wholesalers and other third party distributors, government authorities, benefit management organizations, health insurance carriers, hospitals, group purchasing organizations and other institutions, and adjustments due to rejections, recalls, outdated products, returns, in each case whether voluntary or required; and

(b)	freight, shipping and insurance costs, and sales, use and value-added taxes, tariffs or duties (but always excluding income taxes) separately charged and identified on any invoice relating to those Licensed Products.

For clarity:

(c)	if there is overlap between any of the above deductions, each individual item will only be deducted once in calculating the Net Sales Revenue;

(d)	it is understood that sales between or among PhaseRx, its Affiliates and Sublicensees shall be excluded from the computation of Net Sales Revenue if such sales are not intended for end use, but Net Sales shall include the subsequent final sales to third parties by any such Affiliates or Sublicensees;

Confidential	Page 3

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(e)	it is understood and agreed that Net Sales Revenue will not include amounts received for Licensed Products used in clinical trials when supplied at a substantially discounted price, used for research related to the development of Licensed Products where no sale occurs, supplied as commercial samples, or as charitable or humanitarian donations when supplied without charge, and provided always that such Licensed Products are not further resold on a different basis;

(f)	the above deductions are intended to cover only those amounts directly related to the sale of Licensed Products and do not cover the overheads of PhaseRx or any of its Affiliates or Sublicensees; and

(g)	deductions in respect of a calendar year will only be permitted to the extent they are identified as deductions in the Royalty Statement relating to that calendar year in a manner that enables those deductions to be reasonably verified.

If a sale, transfer or other disposal of a Licensed Product is other than on reasonable arms’ length terms or involves consideration other than cash paid to PhaseRx or its Affiliates or Sublicensees on which a Royalty is payable, then the Net Sales Revenue applicable to that Licensed Product will be deemed to be:

(h)	the arms’ length fair market value of the Licensed Product based on the average sales price of Licensed Products sold by PhaseRx or its Affiliates or Sublicensees in the calendar quarter in the country in which the sale, transfer or other disposal took place; or

(i)	if Licensed Products are not so sold by PhaseRx or its Affiliates or Sublicensees, a value proposed by PhaseRX and accepted by CSIRO in writing. If the parties are unable to agree that value, the value will be determined by an Independent Expert.

RAFT Agents mean any chain transfer agent disclosed (other than as prior art) in a Valid Claim in the Licensed Patents, or any chain transfer agent which is used predominantly in the carrying out of reversible addition–fragmentation chain transfer polymerization as disclosed (other than as prior art) in a Valid Claim in the Licensed Patents and which such chain transfer agent is not described (either specifically or as part of a class) by the Licensed Patents. RAFT Agents exclude Xanthate Chain Transfer Agents.

RAFT Improvements means any improvements, modification, adaptation or enhancement of or based on the CSIRO Confidential Information, generated by PhaseRx during the term of the Agreement, and which constitutes a method of free radical polymerisation (and excluding novel chain transfer agents, Licensed Polymers and Licensed Products), whether patentable or not, that cannot be exploited without infringing rights in the Licensed Patents anywhere in the world.

Recipient means the party receiving Confidential Information from the other party.

Research means carrying out internal research, supplying or transferring material samples to third parties solely for research or evaluation purposes, carrying out collaborative research and development activities, and providing funded research services.

Royalty means the royalties payable by PhaseRx to CSIRO pursuant to clause 5.1.

Royalty Statement means the royalty statement to be provided by PhaseRx to CSIRO pursuant to clause 5.1.

Confidential	Page 4

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sublicense means to sublicense (or to grant any other right, including any option to negotiate or to take a sublicense, or any similar transaction in respect of) any right (in whole or in part) under the license set out in clause 3.1.

Sublicensee means any third party (including any of PhaseRx’s Affiliates, but excluding any distributor) to whom PhaseRx grants a Sublicense in accordance with clauses 3.3, and any third party (but excluding any distributor) whose rights under the Licensed Patents derive or originate from the licence set out in clause 3.1 (including any third party sublicensee and any sub-sublicensee pursuant to clause 3.3).

Term means the term described in clause 2.1 below.

Valid Claim means a claim of an unexpired issued patent that has not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken. Valid Claim will also include the claims of pending patent applications, provided such claims are issued within 5 years from receipt of the first examination report in the relevant jurisdiction, or provided that the applicant is actively prosecuting such claims in the relevant jurisdiction, including defending or endeavouring to settle any inter partes proceedings before any patent office (including interferences or opposition proceedings).

Xanthate Chain Transfer Agent means a chain transfer agent or precursor compound for carrying out controlled free radical polymerisation comprising a xanthate transfer group of formula
–O-C(=S)-S- where O represents oxygen, C carbon, and S sulphur.

1.2	Interpretation

The following rules apply unless the context requires otherwise:

(a)	The headings are for convenience only and do not affect interpretation.

(b)	A reference to:

(i)	a singular word includes the plural, and vice versa;

(ii)	legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(iii)	a party to this document or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

(iv)	a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator and successor in law of the person and permitted assigns;

(v)	a word which suggests one gender includes the other gender; and

(vi)	to a clause, schedule or annexure is a reference to a clause of, a schedule or annexure to this Agreement.

(c)	The meaning of general words is not limited by specific examples introduced by ‘including’, ‘for example’, or similar expressions.

(d)	No provision of this Agreement will be construed adversely to a party on the ground that such party was responsible for the preparation of this Agreement or that provision.

(e)	If the day on or by which a person must do something under this Agreement is not a Business Day, the person must do it on or by the next Business Day.

Confidential	Page 5

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2	Term

2.1	Term of Agreement

The term of this Agreement is the period commencing on the Commencement Date until the expiration, lapsing or cessation (including by revocation or as a result of a final declaration of invalidity or unenforceability) of the last to expire, lapse or cease of the Licensed Patents, unless earlier terminated in accordance with this Agreement.

2.2	Patents and patent applications separately licensed

Each Licensed Patent is separately licensed under this Agreement such that if a Licensed Patent ceases to be in force or is not granted (and the decision is not appealed):

(a)	Schedule 1 is amended to remove that Licensed Patent; and

(b)	this Agreement continues as a licence in respect of the remaining Licensed Patents.

3	Licence grant

3.1	Grant of licence

CSIRO grants to PhaseRx a non-exclusive, royalty-bearing, worldwide licence, with the right to sublicense pursuant to this Agreement, under the Licensed Patents for the Term within the Licensed Field:

(a)	to make and use RAFT Agents and Licensed Polymers for the sole purpose of making Licensed Products in accordance with paragraph (b) below;

(b)	to make, use, import, export, transfer, offer for sale and sell Licensed Products to third parties in accordance with clause 3.4; and

(c)	to have made RAFT Agents, Licensed Polymers and Licensed Products under written sublicenses in accordance with clause 3.2.

For clarity, PhaseRx acknowledges that the licence under this clause is intended to facilitate the sale of Licensed Products by PhaseRx, its Affiliates and Sublicensees within the Licensed Field and that the sale by PhaseRx, its Affiliates or its Sublicensees of Licensed Products outside the Licensed Field are not authorised or permitted under the licence. PhaseRx further acknowledges that the licence under this clause is not intended to facilitate the sale of RAFT Agents, and that the sale of RAFT Agents by PhaseRx, its Affiliates or its Sublicensees in any field are not authorised or permitted under the licence.

3.2	Sublicensing rights to manufacture

PhaseRx may sublicense its rights to make RAFT Agents, Licensed Polymers and Licensed Products to a third party for the sole purposes (and not for any other purpose) of that third party making those RAFT Agents for use by PhaseRx, and making those Licensed Polymers and Licensed Products for use or sale by PhaseRx in accordance with clause 3.4, and provided that the third party sublicensee is subject to a legally binding agreement with PhaseRx under which the third party:

Confidential	Page 6

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(a)	acknowledges that it has no right to grant further sublicenses and is prohibited from assigning its rights or subcontracting its obligations under the sublicense;

(b)	acknowledges that its rights constitute a sublicense to the license granted by CSIRO to PhaseRx;

(c)	agrees to observe terms and conditions similar to and at least as onerous as those contained in clauses 8.1 and 9, so far as they are capable of observance and performance by the sublicensee; and

(d)	agrees that the sublicense is capable of being terminated in the event and at the same time as termination of the agreement by CSIRO.

PhaseRx will remain responsible for the acts or omissions of its sublicensee in the making of RAFT Agents, Licensed Polymers and Licensed Products, and must promptly provide notice in writing to CSIRO of the identity of the sublicense.

3.3	Sublicensing rights to make and sell Licensed Products

(a)	PhaseRx may Sublicense its rights under the license set out in clause 3.1 through multiple tiers of sublicensees within the scope of such license set forth in clause 3.1 for the purpose of enabling, and to the extent necessary to enable, the Sublicensee to exploit any Licensed Products developed by PhaseRx in the Licensed Field, and/or any Intellectual Property owned or controlled by PhaseRx in the Licensed Field, provided that each third party Sublicensee is subject to a legally binding agreement under which the third party:

(i)	acknowledges that its rights constitute a sublicense to the license granted by CSIRO to PhaseRx;

(ii)	agrees to observe terms similar to, consistent with and at least as onerous as those contained in this Agreement so far as they are capable of observance and performance by the Sublicensee;

(iii)	agrees that the Sublicense is capable of being terminated in the event and at the same time as termination of the agreement by CSIRO, provided that, upon the Sublicensee's written request to CSIRO, CSIRO will enter directly into a new agreement with each Sublicensee under the applicable Licensed Patents on substantially the same terms as the relevant terms of this agreement within the scope of the rights granted to such Sublicensee; provided that: (a) the Sublicensee is not in material breach of its sublicense agreement at the time of termination of this Agreement with respect to provisions of this Agreement applicable to the Sublicensee; (b) the Sublicensee can reasonably demonstrate that it has financial and technical capabilities reasonably sufficient to pursue such sublicense rights; and (c) the entering into that new agreement will not, in CSIRO’s reasonable opinion, materially adversely affect CSIRO’s reputation; and

(iv)	agrees that PhaseRx has audit rights in respect of the sublicense equivalent to CSIRO’s rights under clause 6, and that PhaseRx may provide information in relation to the Sublicense or arising from that audit to CSIRO on a confidential basis.

(b)	PhaseRx must promptly provide notice in writing to CSIRO of the identity of the Sublicensee, and must within 30 days of executing a Sublicense, confirm in writing to CSIRO that the Sublicense complies with the requirements of this clause.

Confidential	Page 7

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	For clarity, clauses 3.2 and 3.4 will apply mutatis mutandis to any such Sublicense granted by PhaseRx, with references to PhaseRx being replaced with references to the Sublicensee.

3.4	Sale of Licensed Products

(a)	(Direct sales) PhaseRx is authorised to sell Licensed Products within the Licensed Field to third party end users provided that each sale of a Licensed Product constitutes a sale under PhaseRx’s own name which is on reasonable arms’ length terms. For clarity, PhaseRx is not authorised to transfer or otherwise dispose of Licensed Products outside the Licensed Field.

(b)	(Distributors) PhaseRx is authorised to sell Licensed Products to its third party distributors provided that:

(i)	each sale of a Licensed Product constitutes a sale under PhaseRx’s own name on reasonable arms’ length terms, and is for the sole purpose of re-sale by the distributor, under the distributor’s own name, to an end-user of the Licensed Product within the Licensed Field; and

(ii)	PhaseRx pays the Royalty on the basis of its Net Sales Revenue related to sales of Licensed Products to those distributors.

For clarity, PhaseRx is not authorised to transfer or otherwise dispose of Licensed Products outside the Licensed Field, or to sell Licensed Products to a distributor where that sale is not conditional on the distributor agreeing that Licensed Products (or any part thereof) may only be re-sold within the Licensed Field.

(c)	PhaseRx may sublicense its rights under clause 3.1(b) solely to the extent required to give effect to the authorisations granted under paragraph (b) of this clause.

4	PhaseRx obligations

4.1	Responsibilities and acknowledgements

PhaseRx:

(a)	will be solely responsible for the marketing and promotion of the Licensed Products (and any part thereof) to be sold by PhaseRx;

(b)	will be solely responsible for ensuring that appropriate quality control procedures are implemented in relation to the Licensed Products (and any part thereof) to be sold by PhaseRx;

(c)	will be solely responsible for ensuring that its manufacture and sale of the Licensed Products (and any part thereof) comply with all applicable Laws and regulations;

(d)	will not represent that it has any ownership interest in the Licensed Patents. PhaseRx acknowledges that CSIRO is the owner of the Licensed Patents and nothing effects an assignment or transfer of the Licensed Patents or any proprietary interest therein to PhaseRx or any third party;

(e)	acknowledges that it does not act as the agent of CSIRO in sublicensing the Licensed Patents or making and distributing Licensed Products (or any part thereof), and must not enter into any contract or incur any obligation or liability, or make any representation, on behalf of CSIRO;

Confidential	Page 8

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(f)	must maintain, in good standing, the reputation of CSIRO and the Licensed Patents, and not do any act or make any omission which would adversely affect the reputation of CSIRO or the Licensed Patents; and

(g)	acknowledges that no license or right is granted by implication or otherwise with respect to any other intellectual property of CSIRO.

4.2	Performance

PhaseRx must use its reasonable commercial endeavours to exploit the Licensed Patents within the Licensed Field in such a way as will maximise the return from that exploitation to both parties (including through the payment of Royalties).

4.3	RAFT Improvements

PhaseRx must promptly notify CSIRO of any RAFT Improvements developed by or on behalf of, and which are owned or controlled by, PhaseRx during the Term. PhaseRx grants to CSIRO a non-exclusive, royalty-free licence under such RAFT Improvements for the purpose of Research, and a non-exclusive, royalty-bearing licence to use those RAFT Improvements for commercial purposes on reasonable commercial terms to be negotiated in good faith by the parties (or in default of agreement, will be determined by an Independent Expert).

4.4	Annual progress reporting

PhaseRx must within 30 days of the end of each calendar year during the Term during which PhaseRx is conducting development or seeking regulatory approval of Licensed Products, provide CSIRO with a written report summarizing the development activities relating to Licensed Products. Each report will constitute the Confidential Information of PhaseRx.

5	Royalties and payments

5.1	Royalties and payments

(a)	(Upfront license fee) CSIRO acknowledges that following execution of the RAFT Non-Exclusive Licence Agreement dated October 26, 2009, PhaseRx timely paid to CSIRO the upfront license fee of US$[****], and that no further upfront license fees are due under this Agreement.

(b)	(Product based royalties) Within 60 days of the end of each calendar year, PhaseRx must:

(i)	pay CSIRO a royalty of [****]% of Net Sales Revenue in respect of that calendar year in US dollars. Any amounts accrued in another currency will be converted based on the US dollar buying rate published in the Wall Street Journal (or comparable agreed publication) on the last business day of that calendar six month period);

(ii)	provide CSIRO with a royalty statement setting out the basis on which the Royalty was calculated (or if no Royalties are due, a statement to that effect).

Royalties due under this clause 5.1(b) in respect of a calendar year are creditable against any minimum annual royalties paid to CSIRO under clause 5.1(c) in that calendar year.

Confidential	Page 9

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	(Minimum annual royalties) CSIRO acknowledges that PhaseRx has timely paid to CSIRO the minimum annual royalties of (i) US$[****] payable on 1 January 2011 and on 1 January 2012; and (ii) US$[****] payable on 1 January 2013, on 1 January 2014, and on 1 January 2015, in accordance with the RAFT Non-Exclusive Licence Agreement dated October 26, 2009. PhaseRx must pay CSIRO a minimum annual royalty of US$[****] payable on 1 January 2016 and on 1 January in each subsequent year of during the Term.

CSIRO will provide an invoice to PhaseRx for those minimum annual royalties. Payment must be made by PhaseRx within 30 days of the date of CSIRO’s invoice.

(d)	(Royalty statement details) Unless otherwise notified in writing, the Royalty Statement must be sent to:

Director, CSIRO Manufacturing
Ian Wark Laboratory
Bayview Avenue, Clayton, Victoria 3168
Australia

(e)	(Payment details) Unless otherwise notified in writing, the Royalty and payment under this clause 5.1 shall be paid to:

[****]
SWIFT:	[****]
ADDRESS:	[****]
BSB:	[****]
A/C:	[****]
A/C NAME:	[****]
EMAIL:	[****]

5.2	Royalty offset

If PhaseRx is required to obtain a license from a third party under a patent owned or controlled by that third party in order to:

(a)	enable PhaseRx to exercise its rights under the Licensed Patents to perform polymerisation processes using RAFT Agents as disclosed (other than as prior art) in the Licensed Patents (but excluding always patents owned or controlled by that third party relating to a specific polymer or product formulations); and

(b)	avoid (in the reasonable opinion of PhaseRx’s attorney) PhaseRx’s manufacture and sale of a Licensed Product otherwise infringing that third party patent,

then PhaseRx may reduce the Royalty payable to CSIRO in respect of that Licensed Product under clause 5.1(b) by [****]% of the amount of the royalty paid to that third party in respect of that Licensed Product under that third party license, provided always that:

(c)	the Royalty paid to CSIRO in respect of that Licensed Product is not reduced by more than [****]% as a consequence of the operation of this clause in aggregate (and any such amounts not so deducted as a result of the application of the foregoing limitation shall be carried forward and deducted on the same basis from subsequent payments of Royalties until fully absorbed); and

Confidential	Page 10

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	PhaseRx first provides written notice to CSIRO setting out details of that third party patent, the opinion of PhaseRx’s attorney, and the amount by which the Royalty payable to CSIRO is to be reduced. CSIRO acknowledges that PhaseRx may require CSIRO to enter into a specific confidentiality or common interest agreement for the purpose of protecting any legal or patent attorney privilege that may apply to the opinion of PhaseRx’s attorney and CSIRO shall comply with any such requirement.

5.3	Royalty term

PhaseRx’s obligations to pay Royalties in respect of a particular Licensed Product will cease where that Licensed Product ceases to be covered by a Valid Claim in one of the Licensed Patents in both the country of its manufacture and the country of its sale.

5.4	Payment terms

(a)	Royalties paid by PhaseRx will be deemed received when the funds are accredited to CSIRO’s bank account referred to in clause 5.1(e).

(b)	Late payments will be subject to an additional charge, calculated at the rate [****] percent above the interest rate of the weighted average yield of the [****] week Treasury Notes allotted in the Reserve Bank of Australia tender current at the time of the due date until the date of payment.

5.5	No Deduction

Except as permitted by this Agreement, the Royalties must be paid free and clear of and without deduction and deferment for any demand, withholding, set-off, counter claim or other dispute. PhaseRx will not deduct US withholding tax from any payment due to CSIRO, until such time as CSIRO ceases to have withholding tax exemption in the United States of America. CSIRO must promptly advise PhaseRx of any change in its status.

5.6	GST

(a)	In this clause 5.6, words and expressions which have a defined meaning in the A New Tax System (Goods and Services Tax) Act 1999 (GST Act) have the same meaning as in the GST Act. All Royalties payable under this Agreement are exclusive of GST. If GST is payable by a supplier on any supply made under this Agreement, the recipient, upon receiving a tax invoice from the supplier, will pay to the supplier an amount equal to the GST payable on the supply. This amount will be paid in addition to, and at the same time, that the consideration for the supply is to be provided.

(b)	Goods or services supplied to PhaseRx under this Agreement will be treated as GST-free supplies for such period as:

(i)	PhaseRx is a non-resident for Australian income tax purposes; and

(ii)	PhaseRx is not registered or required to be registered for GST purposes in Australia.

PhaseRx must promptly advise CSIRO of any change in its status.

Confidential	Page 11

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6	Records and audit

6.1	Record keeping and audit rights

PhaseRx shall keep for three (3) years from the date of each payment hereunder complete and accurate books of account and records in sufficient detail to enable amounts payable under this Agreement to be determined. CSIRO shall have the right for a period of three (3) years after receiving any invoice, report or statement with respect to payments due and payable hereunder to obtain at its expense an audit of the relevant records of PhaseRx performed by a certified public accountant or other auditor, in each case, mutually agreed upon by the parties in order to verify such invoice, report or statement. PhaseRx shall make its records available for inspection by such certified public accountant or auditor during regular business hours at PhaseRx’s principal place of business, upon reasonable notice from CSIRO, to the extent reasonably necessary to verify the accuracy of the invoices, reports and statements and any payments made pursuant thereto. Such inspection right shall not be exercised more than once in any calendar year, unless an inspection reveals discrepancies that, in the reasonable opinion of the accountant or auditor, warrant more frequent inspection. CSIRO shall hold in confidence all such information and all confidential information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or as required by applicable law. The findings of any such inspection shall be binding on all parties. PhaseRx must take reasonable steps to review the records and accounts of any Sublicensees to ensure that reporting of sales of Licensed Products, and the calculation of Net Sales Revenue in respect of those Licensed Products, by those Sublicensees are complete and accurate in all material respects.

6.2	Discrepancy

If the audit referred to in clause 6.1 reveals that any amounts to be paid are outstanding, PhaseRx must immediately pay those amounts to CSIRO, and if those amounts represent 5% (or more) of the total amount of payments due to CSIRO for that year, PhaseRx must immediately reimburse CSIRO for its costs of that audit. If the audit identifies any overpayment of Royalties to CSIRO then PhaseRx may deduct the amount of such overpayment from future Royalties to be paid to CSIRO.

7	Patent abandonment and lapsing

CSIRO may, at its discretion, allow any Licensed Patent to lapse, provided that if CSIRO intends not to pay a maintenance fee on any patent within the Licensed Patents or to prosecute any patent application within the Licensed Patents, CSIRO shall endeavour to notify PhaseRx in writing of its intention at least sixty (60) days before the date on which the patent or patent application is due to lapse, but in any event shall notify PhaseRx as soon as it makes such decision.

8	Infringement

8.1	Notice of Infringement

Each party must give the other prompt written notice if it becomes aware of a third party:

(a)	infringing or threatening to infringe the Licensed Patents;

(b)	challenging the validity of the Licensed Patents;

(c)	using or disclosing, or threatening to use or disclose Confidential Information; or

Confidential	Page 12

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	taking action or threatening to take action on the basis that the Licensed Patents, or that the exercise of rights under this Agreement, infringe the rights of a third party.

(Claims or Allegations)

8.2	Conferral and action

(a)	The parties will confer as to what steps, if any, are to be taken in respect of any Claims or Allegations.

(b)	CSIRO retains the right to commence or defend legal proceedings in respect of any Claims or Allegations in its sole discretion, having regard to the discussions between the parties, and retains the sole right to enforce the Licensed Patents.

(c)	At the expense of CSIRO, PhaseRx must provide such reasonable assistance to CSIRO as may be necessary in relation to any such legal proceedings.

9	Confidentiality and use of name

9.1	Permitted use and disclosure

The Recipient must not use, or disclose the Confidential Information of the Discloser, except to the extent required to:

(a)	fulfil its obligations and exercise its rights under this Agreement;

(b)	disclose Confidential Information to its:

(i)	employees;

(ii)	directors and officers; and

(iii)	legal, financial advisers and other advisers,

who have a need to know for the purposes of this Agreement (and only to the extent that each has a need to know), provided the disclosure is made in accordance with clause 9.4; or

(c)	comply with requirements of the Law but before making any disclosure the Recipient must:

(i)	notify the Discloser in writing as soon as reasonably practicable to enable the Discloser to take steps to protect its Confidential Information; and

(ii)	only disclose that part of the Confidential Information as is necessary to comply with relevant legal requirements.

In addition, each party may disclose the terms and conditions of this Agreement to actual and potential accredited investors such as venture capitalists, investment bankers, prospective business partners (including potential acquirers or acquisition targets) and others, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this clause 9.

9.2	A party's own Confidential Information.

A party is not obliged to maintain the confidentiality of its own Confidential Information, provided that the terms of this Agreement shall be considered the Confidential Information of both parties and neither party shall be permitted to disclose the terms and conditions of this Agreement, except as expressly permitted hereunder.

Confidential	Page 13

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

9.3	Onus

If the Recipient asserts that any information it receives from the Discloser is not Confidential Information then the Recipient has the onus of showing that the information is not confidential.

9.4	Employees

The Recipient must use its reasonable efforts to ensure that:

(a)	its employees, directors, officers and advisers who acquire access to Confidential Information of the Discloser, comply with the obligation of confidentiality under this clause 9 as though parties to this Agreement; and

(b)	any of the above mentioned employees, directors, officers and advisers who cease to be employees, directors, officers or advisers must continue to be bound by such obligations of confidentiality.

9.5	Security

Each party must take reasonable steps to protect the Confidential Information of the other party and keep it secure from unauthorised persons.

9.6	Disclosure to DuPont

Notwithstanding any other provision of this Agreement, CSIRO is permitted to disclose the terms and conditions of this Agreement, and the Royalty Statement to E.I. du Pont de Nemours and Company on a confidential basis. PhaseRx may redact any confidential information of any third party contained in any such Royalty Statement prior to providing it to CSIRO.

9.7	Use of name

(a)	Except as expressly permitted or required under this Agreement, neither party may use the name, logo, trademarks, or other indicia of the other party (or any shortened or phonetically similar version of such name, logo or indicia) in any way whatsoever to:

(i)	represent a connection with or a sponsorship or endorsement of the other party whether in writing or orally (such as in presentations or discussions with any third party); or

(ii)	refer to the involvement of the other party in connection with this Agreement, save as required by applicable Law,

without the prior written consent of that other party.

(b)	Where consent to use the a party’s (granting party) name is granted to the other party (using party), either pursuant to this Agreement or by express written consent, the granting party reserves the right, acting reasonably, to withdraw that consent on thirty (30) days’ written notice. Where a granting party provides written notification of its intention to withdraw such consent the using party must cease any further use and withdraw all references to the granting party’s name within a reasonable period not to exceed thirty (30) days.

Confidential	Page 14

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)	Where a party’s consent is given subject to conditions, the other party must comply with those conditions.

9.8	Publicity

CSIRO may publicise the signing of the RAFT Non-Exclusive Licence Agreement having an effective date of October 26, 2009, solely in substantially the form as set out in Schedule 2. PhaseRx may, subject to this clause 9, make such further disclosures as to its use of the Licensed Patents in its sole discretion.

10	Liability

10.1	Risks

PhaseRx will sell Licensed Products (and any part thereof) and exercise its rights under the Licensed Patents at its own risk.

10.2	Mutual warranties

Each party represents and warrants to the other party that:

(a)	it has full power and authority to enter into, and to perform its obligations under this Agreement;

(b)	it has taken all necessary action to authorise the execution, delivery and performance of this Agreement; and

(c)	this Agreement constitutes its legal, valid and binding obligations.

10.3	CSIRO warranties and excluded warranties

(a)	CSIRO warrants that it is (or is entitled to be recorded as) the owner of the Licensed Patents.

(b)	CSIRO warrants that it has the right to grant the licence under clause 3.1.

(c)	PhaseRx acknowledges that CSIRO warranted, as at the commencement of the RAFT Non-Exclusive Licence Agreement dated October 26, 2009, that to the best of the actual knowledge of the specified personnel, and without making any additional enquiry or seeking an legal or patent attorney opinion, CSIRO was not aware of any issued third party patent that would prevent PhaseRx from performing polymerisation processes using RAFT Agents as disclosed (other than as prior art) in the Licensed Patents for the purpose of creating polymers for use in the Licensed Field. PhaseRx acknowledges that the warranty did not extend to, and CSIRO gave no warranty in relation to, specific polymer or product formulations created by PhaseRx or disclosed in any third party patents. PhaseRx acknowledges that the warranty is not repeated on the Commencement Date.

(d)	PhaseRx acknowledges that CSIRO represented, as at the commencement of the RAFT Non-Exclusive Licence Agreement dated October 26, 2009, that except for the Licensed Patents, and the inventions disclosed therein, CSIRO did not own or control rights to any patent, patent application or invention which would dominate any practice of the polymerisation processes using RAFT Agents as disclosed (other than as prior art) in the Licensed Patents. PhaseRx acknowledges that the representation did not extend to specific polymer or product formulations, and that the representation is not repeated on the Commencement Date.

Confidential	Page 15

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(e)	CSIRO does not make any representation or give any other warranty in relation to the Licensed Patents (including any representation or give any warranty that the use of the Licensed Patents will not infringe any third party’s intellectual property rights). CSIRO must give PhaseRx prompt written notice if it receives written notice of any third party claims that allege that the Licensed Patents infringe that third party’s intellectual property rights.

(f)	All implied terms, conditions, representations or warranties not expressly stated (including those of merchantability or fitness for a particular purpose) are, to the extent permitted by law, excluded.

10.4	Indemnities

(a)	Subject to paragraphs (c) and (d) of this Clause 10.4, PhaseRx releases and indemnifies and holds CSIRO harmless from all claims, costs, losses and expenses, including but not limited to, reasonable attorney’s fees, for compensatory and punitive damages arising from personal injury, wrongful death, property damage, or any other type of damages, costs or expenses, whether or not based on any alleged breach of warranty, contract, statute, or regulation, or negligence or any tort (Loss) arising out of or pertaining to any exploitation by any of PhaseRx, PhaseRx’s Affiliates and PhaseRx’s Sublicensees of the Licensed Patents under this Agreement and including, without limitation, any Loss arising out of any sales, transfers or other disposals of Licensed Products by any of PhaseRx, PhaseRx’s Affiliates and PhaseRx’s Sublicensees. PhaseRx’s liability to indemnify CSIRO will be reduced to the extent that any negligent act or omission or breach of this Agreement by CSIRO contributed to the relevant Loss.

(b)	Subject to paragraphs (c) and (d) of this Clause 10.4, CSIRO must indemnify and keep indemnified PhaseRx, its directors, and employees against any Loss as a result of or in respect of any third party claim against PhaseRx which may be brought or commenced as a direct result of (i) CSIRO’s breach of this Agreement; and/or (ii) breach by CSIRO of any of its representations and warranties under this Agreement. CSIRO’s liability to indemnify PhaseRx will be reduced to the extent that any negligent act or omission or breach of this Agreement by PhaseRx contributed to the relevant Loss.

(c)	Each party seeking indemnification (Indemnified Party) from the other party (Indemnifying Party) pursuant to this Clause 10.4 must:

(i)	promptly notify the Indemnifying Party in writing of any Loss in respect of which it intends to claim indemnification;

(ii)	provide the Indemnifying Party with sole control of the defence or settlement of such Loss. The Indemnified Party will have the right to participate in any such defence or settlement with counsel of its choosing at its own expense; and

(iii)	provide the Indemnifying Party with all reasonable assistance and full information with respect to that Loss, defence or settlement.

(d)	An obligation to indemnify shall not apply to amounts paid in settlement of any Loss if that settlement is effected without the consent of the Indemnifying Party.

Confidential	Page 16

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11	Insurance

11.1	Required insurance

Prior to commencing:

(a)	clinical trials of Licensed Products; or

(b)	selling or otherwise transferring Licensed Polymers or Licensed Products,

PhaseRx shall obtain, and maintain during the Term of this Agreement and six (6) years thereafter, commercial general liability insurance (including product liability coverage) with a limit of liability (per occurrence and in the aggregate) customary for companies selling products in the Licensed Field. If the level of insurance obtained and maintained by PhaseRx pursuant to this clause is less than:

(c)	US$[****] per occurrence (combined single limit for bodily injury and property damage per occurrence); and

(d)	US$[****] per year in aggregate,

then that level of insurance must be agreed with CSIRO, which agreement may be limited to specific stages of development of, or activities relating to the, Licensed Products (for example, relating to a period during which PhaseRx will carry out clinical trials). If PhaseRx sublicenses its rights hereunder to a Sublicensee, upon such Sublicensee initiating clinical trials of a Licensed Product, PhaseRx shall obtain the insurance set forth in this provision 11.1, unless such Sublicensee agrees to obtain the above insurance and agrees to indemnify CSIRO pursuant to clause 10.4.

11.2	Insurance details

(a)	The insurance policies specified in clause 11.1 must be held with a sound and reputable insurer.

(b)	The insurance policies must comply with all applicable Laws.

(c)	PhaseRx will produce confirmation of the currency of the insurance policies within fourteen (14) days of receipt of a written request from CSIRO.

(d)	PhaseRx must at all times comply with the terms of the insurance policies it is required to hold.

(e)	Nothing in this clause 11 limits the other obligations and liabilities of PhaseRx under this Agreement or at law.

12	Dispute resolution

12.1	Application of this provision

Any dispute, controversy or claim arising between the parties under this Agreement (a Dispute) must be dealt with in accordance with this clause 12.

12.2	Notice of Dispute

The party claiming that a Dispute exists must give the other party written notice of such Dispute together with details of that Dispute.

Confidential	Page 17

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

12.3	Elevation of Dispute

If the Dispute is not settled by the parties within 30 days of receipt of written notice of the Dispute, it will be referred to, in the case of CSIRO, the Director of CSIRO Manufacturing and in the case of PhaseRx, its Chief Executive Officer, or their delegates who have appropriate authority to resolve the Dispute on behalf of the particular party, and who will negotiate in good faith to resolve the Dispute.

12.4	Referral to the ACDC for arbitration

If the Dispute is not resolved under clause 12.3 within 30 days then the parties must refer the Dispute for arbitration through the Australian Commercial Disputes Centre (ACDC) in accordance with the UNCITRAL Arbitration Rules as present in force. The number of arbitrators is to be one. The place of arbitration is to be Melbourne, Australia, and the language used in the arbitral proceedings will be English. The decision of the arbitrator (including any award as to costs) will be final and binding on the parties. The arbitration, the decision of the arbitrator and any offers of settlement will be confidential and without prejudice unless otherwise agreed by the parties. Judgments upon such award may be entered in any court having competent jurisdiction. The parties agree that, in the event of a good faith Dispute over the nature or quality of PhaseRx’s performance under clause 4.2, neither party may terminate this Agreement until final resolution of the Dispute through arbitration pursuant to this clause 12.4. The parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute shall be refunded if an arbitrator or court determines that such payments are not due

12.5	Interlocutory relief

Nothing in this clause 12 prevents any party from seeking urgent interlocutory relief.

12.6	Confidentiality

The dispute resolution process, including the details of the Dispute and the existence of such a Dispute, shall be confidential among the parties.

13	Termination

13.1	Termination by CSIRO

CSIRO may immediately terminate this Agreement by notice in writing to PhaseRx if Due Cause arises in respect of PhaseRx, or in the event that PhaseRx:

(a)	initiates proceedings in a court of competent jurisdiction or any patent office, to contest the validity or enforceability of any Licensed Patent;

(b)	lodges third party observations to contest the validity or enforceability of any Licensed Patent or otherwise supplies prior art to an examiner or patent office in respect of any Licensed Patent; or

(c)	actively assists a third party to take any of the above actions.

13.2	Termination by PhaseRx

PhaseRx may terminate this Agreement:

(a)	on 6 months notice in writing to CSIRO; or

Confidential	Page 18

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)	immediately by notice in writing to CSIRO if Due Cause arises in respect of CSIRO.

13.3	Consequences of termination

On termination of this Agreement:

(a)	PhaseRx must immediately:

(i)	in the event of termination pursuant to clause 13.2, cease selling Licensed Products, provided that, the Company may offer to sell and sell, offer to lease and lease, and otherwise offer to dispose of or dispose of Licensed Products in the Territory that were manufactured prior to the termination of this Agreement and pay the Royalty on any such Licensed Products; or

(ii)	in the event of termination pursuant to clause 13.1, cease selling Licensed Products and must (unless otherwise agreed in writing) destroy all remaining stocks of Licensed Products and provide a written certificate to CSIRO as to that destruction;

and

(iii)	inform third parties who contact PhaseRx to purchase Licensed Products that it is no longer offering those products;

(b)	PhaseRx must promptly pay CSIRO any outstanding payments due to CSIRO at the date of termination and any Royalties in respect of the period between the end of the last period in respect of which Royalties were paid and the date of termination;

(c)	all licences granted under this Agreement will cease;

(d)	each party which is a Recipient must return to the Discloser or destroy all Confidential Information provided by the Discloser no later than fourteen (14) days after the date of termination, save that the Recipient may retain one (1) archive copy of each document containing Confidential Information of the Discloser for the sole purpose of enabling the Recipient to determine the scope of its legal obligations under this Agreement.

13.4	Survival

(a)	The following clauses survive termination or expiration of this Agreement: this clause, clauses 4.1(c), 4.1(d), 4.1(e), 4.1(g), 4.3 (second sentence), 6.1, 9, 12, 15.9 and any other clause which is required to interpret those clauses.

(b)	Each indemnity arising in respect of this Agreement survives the performance of obligations arising out of or under this Agreement and the expiry or termination of this Agreement.

(c)	Termination or expiry of this Agreement is without prejudice to the rights and remedies of the parties arising before the date of termination or expiry and neither party shall be relieved of any liability or obligation accrued prior to the date of such termination.

Confidential	Page 19

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.5	Other events

In the event that PhaseRx:

(a)	makes or commences negotiations with a view to making a general re-scheduling of its indebtedness, a general assignment, scheme of arrangement or composition with its creditors;

(b)	ceases to carry on business or disposes of the whole or a material part of its business other than to reconstruct or amalgamate while solvent; or

(c)	seeks protection or is granted protection from its creditors under any applicable legislation;

PhaseRx must within 30 days of that event, notify CSIRO in writing. At CSIRO’s request, the parties must consult in good faith as to the circumstances of that event, the likelihood of that event continuing or being repeated, and the likely consequences that event will have on PhaseRx’s ability to comply with this Agreement.

14	Notices

Any notice given under this Agreement:

(a)	must be in writing and signed by a person who has authority to give such notice on behalf of the sender;

(b)	must be addressed to the recipient’s nominated representative(s) at the nominated address or facsimile number specified below, or the representative, address or facsimile number last notified in writing by the recipient to the sender;

(c)	must be delivered personally or sent by pre paid mail or by facsimile to the nominated address or facsimile number; and

(d)	will be regarded as having been given by the sender and received by the intended recipient:

(i)	if delivered in person, when it is left at the nominated address of the recipient; or

(ii)	if by post, three days from and including the date of posting; or

(iii)	if by facsimile, when the facsimile machine transmits a confirmation of receipt; and

(iv)	if delivery occurs on a day when business is not generally carried on in the place to which the notice is sent, or occurs later than 4pm (local time), it will be taken to have been given at 10am (local time) on the next day when business is generally carried on in that place.

Confidential	Page 20

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

For the purposes of this clause, the nominated details of each party are as follows:

CSIRO		PhaseRx
CSIRO		PhaseRx Inc.,
Ian Wark Laboratory, Bayview Avenue,		Attn: Robert Overell
Clayton, Victoria 3168, Australia		454 N34th Street, Seattle, Washington 98103
Attention:	Director, CSIRO Manufacturing	E-mail: Robert@phaserx.com
Fax:	+61 3 9545 2446

15	General

15.1	Relationship

This Agreement does not create a relationship of employment, agency, joint venture or partnership between the parties. A party must not represent itself, and must ensure its personnel do not represent themselves, as:

(a)	being employees, partners, joint venturers or agents of any of the parties; or.

(b)	having any authority to act on behalf of any other party or to bind any other party to any course of action.

15.2	Assignment

(a)	Subject to the following, PhaseRx may not assign, novate, charge, transfer, encumber, subcontract or otherwise deal with any of its rights or obligations under this Agreement unless it has the prior written consent of CSIRO, such consent not to be unreasonably withheld.

(b)	PhaseRx may assign its rights under this Agreement to any successor of its business, or purchaser of substantially all of the assets of its business, to which this Agreement relates, without the prior written consent of CSIRO, provided that PhaseRx provides written notice to CSIRO setting out the identity of that successor or purchaser and provided that successor or purchaser confirms in writing that the successor or purchaser will continue to comply with the terms and conditions of this Agreement (including those set out in clauses 4, 5 and 10) as if it were PhaseRx.

(c)	CSIRO may assign its rights under the Agreement without consent, or novate its rights and obligations to a special purpose company established for the purpose of exploiting the Licensed Patent and in conjunction with an assignment or other grant of rights under the Licensed Patents to that special purpose company. PhaseRx must not unreasonably withhold its agreement to such novation.

15.3	Entire agreement

This Agreement:

(a)	contains the entire agreement of the parties as to its subject matter;

Confidential	Page 21

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)	supersedes all previous agreements, undertakings and negotiations with respect to its subject matter, except for that certain Confidentiality Agreement between the Parties, effective May 10, 2008 (Prior Agreement). All information exchanged between the Parties under the Prior Agreement shall continue to be shall be subject to the terms of such Prior Agreement; and

(c)	sets out the only representations and warranties relied on by the parties when entering into this Agreement.

15.4	Further assurance

Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that the other party may reasonably require to give full effect to this Agreement.

15.5	Amendment

This Agreement or a right created under it may only be amended, supplemented, replaced, novated, waived or varied by another written agreement executed by all parties.

15.6	No waiver

No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

15.7	Remedies cumulative

The rights, powers and remedies provided to a party in this Agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law or equity or any agreement.

15.8	Severance

(a)	Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be severed to the extent necessary to make the Agreement valid and enforceable. The severance of a provision will not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

(b)	If a provision is severed that would materially change the substance of the Agreement then the parties must negotiate in good faith to seek agreement on a replacement provision:

(i)	that is valid and enforceable; and

(ii)	as far as possible, will give effect to the intention of the parties as expressed in this Agreement at the date of execution.

15.9	Governing law

This Agreement is governed by the laws of the England.

15.10	Counterparts

This Agreement may be executed in counterparts, including by facsimile or .pdf (or similar electronic format), each of which shall constitute an original and all of which will be taken to constitute one instrument.

Confidential	Page 22

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXECUTED as an Agreement

Signed for and on behalf of Commonwealth Scientific and Industrial Research Organisation by:

/s/ Paul Savage	Paul Savage
(Signature of authorised person)	(Print name of authorised person)
in the presence of:

/s/ Linda Berkahn	Linda Berkahn
(Signature of witness)	(Print name of witness)

22 January 2016
(Date)

Signed for an on behalf of PhaseRx, Inc. by:

/s/ Robert Overell	Robert Overell
(Signature of authorised person)	(Print name of authorised person)
in the presence of:

/s/ Helen Tsui	Helen Tsui
(Signature of witness) January 20, 2016	(Print name of witness)
(Date)

Confidential	Page 23

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 1 – Licensed Patents

Group	Patent Number	Title	Class/Type
1	WO/1998/001478A1 EP0910587A1 EP0910587B1 US20040171777 (10/784425) 20080139836 (11/805929) 20080139764 (11/805949) US7250479 (10/784425)	Polymerisation with living characteristics	RAFT
2	WO/1999/005099A1 EP1149075A1 EP1149075A4 US6512081	Method of dithioester chain transfer agents	RAFT CTA synthesis
3	WO/1999/031144A1 EP1054906A1 EP1054906B1 US6642318 20040024132 (10/623041) US6747111 (10/623041)	Polymerisation process with living characteristics.	RAFT
4	WO/2005/113612A1 EP1751194B1 EP1751194A1 20070225447 (11/578226)	Method of removing sulfur containing end groups	RAFT/Novel characteristics of polymer
5	WO/2007/100719A1 EP1989237A1 US20070232783 (11/710305)	Process for Synthesizing of Thiol terminated polymers	RAFT/Novel characteristics of polymer

Confidential	Page 24

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Group	Patent Number	Title	Class/Type
6	WO/2008/103144A1 PCT/US07/04702	Process for transforming the end groups of polymers	RAFT/Novel characteristics of polymer
7	WO/2000/002939A1
EP1123332B1
EP1123332A1
US20020019475  (09/969784)
US20020022683  (09/969672)
US20020019476  (09/969710)
US6355718          (09/350243)
US6646055          (09/969706)
US6822056          (09/969784)
US6462114          (09/969710
	US6653407 (09/969672)	Microgels & process for their preparation.	Architecture
8	WO/2001/077198A1 EP1268591A1 US20060142404 (10/257991) US7064151 (10/257991)	Process of microgel synthesis.	Architecture

Confidential	Page 25

Amended and Restated RAFT Non-Exclusive Licence Agreement	CSIRO

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 2 – Media Release

20 October 2009
Ref 09/191

RAFT accelerates upstream in drug delivery

CSIRO has licensed its patented Reversible Addition-Fragmentation chain Transfer polymerization technology, RAFT, to a recently established US biotechnology company, PhaseRx.

RAFT is a powerful polymerisation process for the synthesis of tailor-made polymers with predetermined molecular weights, narrow polydispersities and highly complex architectures.

Established in 2008 and based in Seattle, Washington, PhaseRx will use RAFT to develop novel polymeric vehicles for the delivery of macromolecular therapeutics, including siRNA.

The development of the RAFT process has given rise to a new branch of polymer chemistry.

Approximately 2500 papers have been published on RAFT developments, coupled with over 200 patents granted to research and commercial institutions globally.

"This new technology is creating global impact and has been licensed to a wide range of Australian and international companies," says CSIRO's Business Development Manager, RAFT, Kate Dawson.

"RAFT has generated major improvements in the areas of coatings and paints, electroactives, fuel additives, biomaterials, polymer synthesis and personal care."

The company's President and Chief Executive Officer, Dr Robert Overell, said the licensing agreement would enable PhaseRx to utilise a tried and tested approach to developing polymers.

Image available at: http://www.scienceimage.csiro.au/mediarelease/mr09-191.htmI

Further Infonnation:

Kate Dawson, CSIRO Molecular and Health Technologies	Ph: 03 9545 2533

Mb: 0434 072555

E: kate.dawson@csiro.au

Background information available at:	www.csiro.au/products/RAFT.html

Media Assistance:

Samantha Carroll, CSIRO Molecular and Health Technologies	Ph: 03 9662 7354

Mb: 0417 360 803

E: sam.carroll@csiro.au

www.csiro.au

If you would like to be removed from this mailing list, please contact CSIROMedia@csiro.au

Confidential	Page 26